UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: April 9, 2020
(Date of earliest event reported)

BLOOM ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)
001‑38598
Commission File Number

Delaware (State or other jurisdiction of incorporation or organization)	77‑0565408 (I.R.S. Employer Identification Number)
4353 North First Street, San Jose, California (Address of principal executive offices)	95134 (Zip Code)
408 543‑1500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value	“BE”	New York Stock Exchange

(1) Our Class B Common Stock is not registered but is convertible into shares of Class A Common Stock at the election of the holder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure.
Item 8.01 – Other Events.

On April 9, 2020, Bloom Energy Corporation (the “Company”) announced that, due to the public health impact of the COVID-19 pandemic, its 2020 Annual Meeting of Stockholders, which is scheduled for Tuesday, May 12, 2020 at 9:00 a.m. Pacific Time, has been changed to a virtual meeting.

The URL for the virtual meeting is www.virtualshareholdermeeting.com/BE2020.

A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 9, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date: April 9, 2020	By: /s/ Shawn M. Soderberg
Shawn M. Soderberg
EVP, General Counsel and Secretary